NASDAQ: AIXC

AIxCrypto Holdings, Inc.

Second Quarter 2026 Earnings Presentation



PRESENTERS

Jerry Wang —Chief Executive Officer
Jay Sheng — President, Chief Financial Officer
Andrew Grossman — Head of Legal (Call Moderator)

August 7, 2026

IMPORTANT NOTICE & FORWARD-LOOKING STATEMENTS

This communication — including any presentation, press release, investor materials or other document of which it forms a part (this "Communication") — contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws, regarding AIxCrypto Holdings, Inc. ("AIxCrypto," the "Company," "us," "our," or "we") and our industry. All statements, whether written or oral, other than statements of historical fact — including any financial projections and any statements regarding future events, our strategy, plans, objectives, expectations, or anticipated actions or results — are forward-looking statements. You can often identify forward-looking statements by words such as "may," "might," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," "likely," or "continue," or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking. These statements reflect our current expectations and projections about future events as of the date of this Communication and are necessarily based on estimates and assumptions that, while considered reasonable by management, are inherently uncertain. AIxCrypto can give no assurance that such forward-looking statements or financial projections will prove to be correct.

Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous risks and uncertainties, both general and specific, including, but not limited to: business, economic, market and capital-market conditions; the heavily regulated industry in which we operate; current or future laws or regulations and new interpretations of existing laws or regulations; the inherent volatility and regulatory uncertainty associated with digital assets and cryptocurrencies; evolving money-transmission, payments and digital-asset regulatory requirements applicable to our payment and settlement arrangements; risks associated with the early-stage and beta nature of our operations, including our dependence on third-party merchants and service providers and our ability to scale our platform; risks related to our expansion into new markets, jurisdictions, services and operating modalities, including aerial and unmanned aircraft operations, and the regulatory approvals and clearances required for such operations; changes in market demand for, and the pricing of, our products and services; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; competition in our industry; the failure of counterparties to perform their contractual obligations; systems, network, telecommunications or service disruptions, failures or cyber-attacks; our ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to maintain and enforce our intellectual property rights and to defend against third-party claims of infringement; our ability to attract, retain and motivate qualified personnel; and our ability to manage our growth. This list of factors is not exhaustive. Additional risks and uncertainties are described more fully in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent filings, which are available on the SEC's website at www.sec.gov.

The forward-looking statements in this Communication speak only as of the date hereof. Except as required by law, neither AIxCrypto nor any other person undertakes any obligation to update or revise any forward-looking statement or financial projection set out herein, whether as a result of new information, future events or otherwise. This Communication is provided for informational purposes only, does not constitute investment, tax or legal advice or any investment recommendation, and does not take into account the investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in whole or in part, at any time, and undertakes no obligation to notify any recipient thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. This caution is made under, and these forward-looking statements are intended to be covered by, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.


relatively
gross margins
expansion via
services
margin

“

The second quarter, and the weeks that followed, marked an important transition for AIxC: from strategic planning toward focused execution — with RoboShare designated as our top priority for the second half of 2026.

”

Jerry Wang, CEO of AIxCrypto

Q2 2026 Operational Highlights

From strategy to operations — launched, underway, or tied to a stated execution target

01 ROBOSHARE — MARKET LAUNCH & LOS ANGELES PILOT

RoboShare introduced at Automate 2026

RoboShare was introduced as an on-demand robot-sharing and matchmaking marketplace, and the platform was made available at RoboShare.com. The City Partner program was also introduced for local network operators. Preparations for the Los Angeles pilot are underway across local sales, customer service, dispatch, operating capabilities, warehouse and delivery logistics, operator training, standardized operating procedures, and robot onboarding.

02 ROBOT SECOND LIFE CYCLE

Creating value after a robot's initial sale

The Robot Second Life Cycle: the concept that a robot can continue creating value after its initial sale through utilization value, extended-use value, and network value. The model is intended to be asset-light, leveraging previously sold robots and robots supplied by third-party owners. The operational and platform insights generated through RoboShare are also expected to inform the continued development of the Company's broader infrastructure capabilities and future residual-value standards.

03 AI AGENT & ECOSYSTEM DEVELOPMENT

Selected initiatives remain under evaluation

During the quarter, we continued to advance our broader AI Agent strategy. In April, we began initial internal enterprise testing of certain AI Agent capabilities, evaluating workflow integration, identifying optimization opportunities, and refining vertical use cases within our own operating environment. These longer-term initiatives remain under development, while our immediate commercial focus remains RoboShare.

Second-Half 2026 Execution Priorities

NASDAQ: AIXC

RoboShare first; other initiatives developed selectively

01

RoboShare: Primary Operating Priority

Los Angeles launch currently targeted to begin in August

- RoboShare remains the Company's primary operating and commercialization priority. We are preparing to initiate marketplace-facilitated RoboShare activity in Los Angeles, currently targeted to begin in August, subject to operational readiness and execution. We anticipate initial revenue generation beginning in the third quarter, subject to applicable revenue-recognition requirements.

02

Initial 90-Day Pilot

Pilot performance will guide future expansion

- During approximately the first ninety days, we intend to monitor cumulative rental days, repeat-customer activity, per-order economics, and overall operational usage. Decisions regarding expansion into additional markets, including Silicon Valley and New York, and further development of the City Partner program will depend on pilot performance, partner readiness, and local market conditions.

03

Focused Resource Allocation

Resources concentrated on the nearest path to revenue

- Other AI Agent and ecosystem initiatives will continue to be evaluated and developed selectively, with resources prioritized toward RoboShare. The operational and platform insights generated through RoboShare are also expected to inform the continued development of the Company's broader infrastructure capabilities.

Capital & Shareholder Communication

How we engaged the market, our commitment on communication, and our capital discipline

01

STRATEGIC OPPORTUNITIES

A standing part of long-term planning.

The Company continues to evaluate strategic opportunities that may complement or expand beyond its existing business and support long-term growth across AI, robotics, and real-world connectivity.

02

INVESTOR ENGAGEMENT

Automate 2026 and the RoboShare launch anchored the quarter.

The Company continued engaging with investors and industry stakeholders as it advanced its strategy in AI, robotics, and digital infrastructure. This included activities surrounding Automate 2026 and the launch of RoboShare, which marked an important step in moving the strategy toward commercial execution.

03

SHARE COUNT & CAPITAL DISCIPLINE

No new shares issued during the second quarter

During the second quarter, the Company issued no new shares, and common shares outstanding at June 30 were unchanged from March 31.

COMMITMENT

Consistent and timely communication with shareholders remains an important part of our operating plan. We intend to provide updates tied to material milestones and verified operating progress, while ensuring that our public statements remain accurate. *— Jerry Wang, Chief Executive Officer*

Operating Results

Q2 2026 — progress toward commercialization, declining cost base, unchanged share count | Source: Unaudited Form 10-Q · Cash flows: six months ended June 30

$0.58M
Cash & Equivalents
Jun 30, 2026

$5.2M
Digital Assets
Jun 30, 2026 — Fair Value

$12.0M
FFAI Position (Parent Co. Equity Held at Cost)

$7.4M
Total Assets
vs. $31.3M YE 2025

Operating Activities	Investing Activities	Financing Activities
($7,939,909)	$1,316,530	($12,132,000)

$2.96M
Total Operating Expenses (Q2)
vs. $4.33M in Q1 2026

$(4.2M)
Net Loss (Q2)
vs. $(6.1M) in Q1 2026

$(0.21)
Net Loss Per Share (Q2)
vs. $(0.79) in Q1 2026

$1.7M
Total Current Liabilities
vs. $3.3M at YE 2025

FY2026 Budget & Full-Year Targets

NASDAQ: AIXC

Converting the first-half foundation into initial product delivery and revenue over the next two quarters

01

OBJECTIVE #1 — ROBOSHARE COMMERCIALIZATION

Robot-sharing marketplace services and robot deployment & operation services.

We strive toward the commercialization of RoboShare through robot-sharing marketplace services and robot deployment and operation services.

02

OBJECTIVE #2 — ROBOTICS SERVICE REVENUE

Platform revenue from matching customers with robot merchants.

As RoboShare grows its customer base, the Company aims to develop platform revenue by matching customers with robot merchants, driving repeat service engagements, and enabling other usage-based transactions across the marketplace, with the objective of building long-term customer relationships.

03

FINANCIAL FRAMEWORK — THREE COMPONENTS

Revenue ramp · opex normalization · disciplined treasury management.

Revenue from RoboShare and the monetization of software and infrastructure represent the largest forecasted revenue contributors for FY2026. The forecast assumes initial revenue generation in August and continued month-over-month growth as sales and platform activity scale. Initial revenue generation from Agentir products is also anticipated beginning in the third quarter.

GUIDANCE **We have strengthened internal controls to improve financial discipline and support our FY2026 budget targets. Consistent with our practice to date, we are not providing specific full-year revenue, net-loss, or operating-expense guidance figures.** *— Jay Sheng, President, Chief Financial Officer*

Financial Outlook

2026 execution priorities unchanged — near-term focus on initial revenue generation

01

EXECUTION PRIORITIES

Near-term focus: initial revenue generation.

The Company's 2026 execution priorities remain unchanged, with the near-term focus on initial revenue generation. Future operating results are expected to be increasingly influenced by RoboShare deployment, platform commercialization, ecosystem participation, and utilization-based revenue models.

02

FARADAY FUTURE RELATIONSHIP

Potential collaboration supporting the robotics strategy.

The Company expects its relationship with Faraday Future, its majority stockholder, to support AIXC's robotics strategy through potential collaboration in robot research and development, commercialization, and access to robotic assets that may support RoboShare and the Second Life Cycle model.

03

ROBOTICS ECOSYSTEM REVENUE POTENTIAL

Utilization value · extended-use value · network value.

RoboShare and its supporting infrastructure add utilization-value, extended-use-value, and network-value revenue potential across the robot operating life.

BALANCE SHEET ***The quarter's balance-sheet initiatives leave the Company with approximately $7.4 million of total assets, including approximately $5.2 million of digital assets.*** *— Jay Sheng, President, Chief Financial Officer*

Closing — Near-Term Execution Priorities

RoboShare Launch

Marketplace-facilitated RoboShare activity in Los Angeles is currently targeted to begin in August.

Initial 90-Day Pilot Priorities

During approximately the first ninety days, the Company intends to monitor cumulative usage days, repeat-customer activity, per-order economics, and overall operational readiness.

Disciplined Expansion and Execution

Pilot results will inform potential expansion into additional markets and the further development of the City Partner program. The Company's principal focus remains disciplined execution and ground-based robotics commercialization.

Sustainable Growth and Shareholder Value

AIxC remains committed to transparent communication, sustainable growth, and long-term shareholder value.

IR Contact

Email:
IR@aixcrypto.ai

Filings:
SEC EDGAR / Form 10-Q (Q2 2026)

MANAGEMENT

Jerry Wang
Chief Executive Officer

Jay Sheng
President, Chief Financial Officer

Thank You.

Selected questions & responses to follow.



AIxCrypto Holdings, Inc. | **NASDAQ: AIXC**

Appendix — Income Statement

For the three months ended June 30, 2026 and 2025 | Source: Unaudited Form 10-Q

NASDAQ: AIXC

($ unless noted)	Q2 2026	Q2 2025	YoY
Revenue	$—	$—	—
General & Administrative	$2,868,537	$1,394,932	+106%
Sales & Marketing	$85,715	$—	n/m
Research & Development	$5,073	$17,815	−72%
Credit Loss Expense	$—	$271,000	-100%
Total Operating Expenses	**$2,959,325**	**$1,683,747**	**+76%**
Loss from Operations	**$(2,959,325)**	**$(1,683,747)**	**+76%**
Gain — FV of Warrant Liabilities	$4,965	$15,974	−69%
Gain — FV of Convertible Debt	$—	$37,874	-100%
Loss — Settlement of Marizyme Note	$(375,844)	$—	n/m
Loss — Issuance of Convertible Debt	$—	$(91,943)	-100%
Interest Income	$126,963	$142,477	−11%
Interest Expense	$—	$(106,052)	-100%
Net Loss on Digital Assets	$(984,364)	$—	n/m
Deemed Dividend — Warrant Down-Round	$—	$(1,586)	-100%
Net Loss Attributable to AIxC	**$(4,187,605)**	**$(1,687,003)**	**+148%**
Net Loss Per Share (basic & diluted)	**$(0.21)**	**$(1.00)**	**−79%**

Q2 2026 NET LOSS BRIDGE

Net loss of **$4.2M** includes:

- $1.0M non-cash digital asset mark-to-market loss (ASU 2023-08).
- $0.4M loss on settlement of the Marizyme note ($100,000 cash received; receivable and allowance removed).
- $0.4M non-recurring director resignation fee within G&A. Per-share figures per the Form 10-Q.

G&A YOY DRIVERS (PER 10-Q MD&A)

+$529K gross wages — increased headcount
+$395K director resignation fees (non-recurring)
+$393K consulting fees
+$134K legal fees
Drivers reflect Q2 2026 vs. Q2 2025 increases per Form 10-Q MD&A.

Appendix — Balance Sheet

As of June 30, 2026 and December 31, 2025 | Source: Unaudited Form 10-Q

NASDAQ: AIXC

ASSETS	Jun 30, 2026	Dec 31, 2025
Cash & cash equivalents	$577,328	$19,332,707
Digital assets	$5,212,903	$10,250,497
Prepaid expenses & other current assets	$546,777	$1,028,506
Short-term notes receivable, net	$—	$343,060
Total Current Assets	**$6,337,008**	**$30,954,770**
Intangible assets	$685,387	$314,727
Other assets — related party	$380,404	$10,349
TOTAL ASSETS	**$7,402,799**	**$31,279,846**

LIABILITIES & EQUITY	Jun 30, 2026	Dec 31, 2025
Accounts payable	$1,286,982	$1,259,944
Related party payable	$237,292	$1,648,945
Accrued expenses & other	$129,477	$136,234
Warrant liabilities	$67,253	$141,878
Convertible debt	$—	$142,236
Total Current Liabilities	**$1,721,004**	**$3,329,237**
Parent company equity held at cost	$(12,002,192)	$—
Accumulated deficit	$(150,294,071)	$(140,027,450)
Total Stockholders' Equity	**$5,681,795**	**$27,950,609**
TOTAL LIABILITIES & EQUITY	**$7,402,799**	**$31,279,846**

BALANCE SHEET KEY POINTS

Common shares outstanding were 20,234,993 at June 30, 2026 — identical to March 31; no conversions, exercises, or issuances of any kind in Q2. Parent company equity held at cost of $(12,002,192) represents the Company's Faraday Future–related securities position held through GKA, recorded as a contra-equity within stockholders' equity measured at historical cost (Form 10-Q Note 15) — an accounting presentation, not a write-off. | Going concern uncertainty disclosed in the 10-Q. The equity purchase facility (up to $10.0M under the 2024 Common Stock Purchase Agreement) remains unused; commencement is subject to registration-statement effectiveness and other conditions. Selected equity components shown; see the Form 10-Q for the complete statement.